DELAWARE POOLED® TRUST

The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Select 20 Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement to the Portfolios’ Prospectus
dated February 28, 2013

The following is added to the “Portfolio summaries” for The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio under “Who manages the Portfolio? – Investment manager” and after the last paragraph in the section entitled “Management of the Trust – Investment Advisors”:

Delaware Investments has signed an agreement with its Focus Growth Team to establish a new joint venture called Jackson Square Partners.  Delaware Management Company intends to seek Board approval to appoint Jackson Square Partners as the sub-advisor to The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Portfolio and The Select 20 Portfolio and to authorize a proxy solicitation to obtain the requisite shareholder approval.  If the new sub-advisory arrangements are not approved, Delaware Management Company will pursue an alternative recommendation and the Portfolios’ Board of Trustees will determine an appropriate course of action.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated February 18, 2014.